097 P1 11/15

SUPPLEMENT DATED NOVEMBER 4, 2015

TO THE PROSPECTUS DATED MARCH 1, 2015 OF

FRANKLIN WORLD PERSPECTIVES FUND

(a series of Franklin Templeton International Trust)

The Prospectus is amended as follows:

The following paragraphs are added to the “Fund Summaries” section above “Investment Goal” on page 2 and to the “Fund Details” section above “Investment Goal” on page 11:

On September 17, 2015, the Board of Trustees of Franklin Templeton International Trust, on behalf of Franklin World Perspectives Fund (Fund), approved a proposal to terminate and liquidate the Fund. The liquidation is anticipated to occur on or about February 24, 2016 (Liquidation Date), but may be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on December 10, 2015, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on December 10, 2015 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on December 10, 2015, (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on December 10, 2015, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on December 10, 2015. The Fund will not accept any additional purchases after the close of market on or about February 17, 2016. The Fund reserves the right to change this policy at any time.

Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; (b) in connection with the liquidation, the Fund may declare taxable distributions of its income and/or capital gain; and (c) an exchange out of the Fund prior to the Liquidation Date may be considered a taxable transaction and such shareholders may recognize a gain or loss. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances. Participants in an Employer Sponsored Retirement Plan that is a Fund shareholder should consult with your plan sponsor for further information regarding the impact of the liquidation. In considering new purchases or exchanges, shareholders may want to consult with their financial advisors to consider their investment options.

Please keep this supplement for future reference.

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